                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 24, 1998



                             THE UNIMARK GROUP, INC.
               (Exact name of Registrant as specified in charter)




          Texas                        1-13242              75-2436543
(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
     of incorporation)                                   Identification No.)



                                  UNIMARK HOUSE
                                124 MCMAKIN ROAD
                               BARTONVILLE, TEXAS                76226
                     (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:           (817) 491-2992

                             -----------------------

ITEM 5.           Other Events.

         On June 23, 1998, The UniMark Group, Inc., a Texas corporation (the "Company"), issued a press release announcing that, in connection with exploring strategic alternatives to maximize shareholder value, the Company had entered into a Letter of Intent (the "Letter of Intent"), dated June 22, 1998, by and between The UniMark Group, Inc. and Mexico Strategic Investment Fund, Ltd. ("MSIF") pursuant to which MSIF or an affiliate (the "Fund") would purchase 3,305,500 shares of Common Stock of the Company.

         The undersigned Registrant hereby amends its Current Report on Form 8-K dated June 24, 1998 (the "Report"), to include the definitive agreements entered into pursuant to the Letter of Intent, which were omitted from the Report as initially filed in accordance with Item 7(c) of Form 8-K.

         On July 20, 1998, The UniMark Group, Inc., a Texas corporation (the "Company"), issued a press release announcing that the Company had sold 3,305,500 newly issued shares of Common Stock at a purchase price of $4.5375 per share, for an aggregate purchase price of $14,998,706 to M & M Nominee L.L.C., an affiliate of the Mexico Strategic Investment Fund, Ltd. In connection with the transaction, the Company granted the Fund options to acquire an additional 2,000,000 shares of Common Stock, representation on the Company's Board of Directors and certain veto rights regarding financial and corporate matters.

         The description of the agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the transaction agreements, copies of which have been filed as Exhibits 99.3 through 99.7 hereto, and which are incorporated by reference herein.

         The Fund is indirectly owned by a large number of institutional investors and high net worth individuals who invest through Quantum Industrial Partners L.D.C. and Quasar Strategic Partners L.D.C. (members of the Quantum Group of Funds), and through other institutional accounts. The funds in the Quantum Group of Funds are advised by Soros Fund Management L.L.C., an affiliate of Mexico Strategic Advisors, L.L.C., the adviser to the Fund. The Fund's investment program emphasizes long term investments in Latin American companies.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                  Exhibit 99.1* - Letter of Intent, dated June 22, 1998, by and between The UniMark Group, Inc. and Mexico Strategic Investment Fund, Ltd.

                  Exhibit 99.2* - Press Release, dated June 23, 1998, announcing that the Company has reached a binding agreement pursuant to which Mexico Strategic Investment Fund, Ltd. or an affiliate (the "Fund") will purchase 3,305,500 shares of Common Stock of the Company, at a purchase price of $4.5375 per share for an aggregate purchase price of $14,998,706.

                  Exhibit 99.3 - Purchase Agreement, dated July 17, 1998, by and between The UniMark Group, Inc., a Texas corporation, and M & M Nominee, L.L.C., a Delaware limited liability corporation (In accordance with Item 601(b)(2) of Regulation S-K, the schedules to the Purchase Agreement have been excluded; such schedules will be furnished supplementally upon request by the Securities and Exchange Commission)

                  Exhibit 99.4 - First Stock Option Agreement, dated July 17, 1998, by and between M & M Nominee, L.L.C., a Delaware limited liability corporation and The UniMark Group, Inc., a Texas corporation

                  Exhibit 99.5 - Second Stock Option Agreement, dated July 17, 1998, by and between M & M Nominee, L.L.C., a Delaware limited liability corporation and The UniMark Group, Inc., a Texas corporation

                  Exhibit 99.6 - Registration Rights Agreement, dated July 17, 1998, by and between The UniMark Group, Inc., a Texas corporation, and M & M Nominee, L.L.C., a Delaware limited liability corporation

                  Exhibit 99.7 - Shareholders Agreement, dated July 17, 1998, by and between M & M Nominee, L.L.C., a Delaware limited liability corporation, Rafael Vaquero Bazan and Fernando Camacho Casas

                  Exhibit 99.8 - Press Release, dated July 20, 1998, announcing that the Company had sold 3,305,500 newly issued shares of Common Stock at a purchase price of $4.5375 per share, for an aggregate purchase price of $14,998,706 to M & M Nominee L.L.C., an affiliate of the Mexico Strategic Investment Fund, Ltd.

* Incorporated by reference to the Registrant's Current Report on Form 8-K, dated June 24, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            THE UNIMARK GROUP, INC.
                                  (Registrant)


Date: July 22, 1998         By:  /s/ Rafael Vaquero Bazan
                            -----------------------------------------------
                                     Rafael Vaquero Bazan
                                     President, Chief Executive Officer and
                                     Director

                                  EXHIBIT INDEX

         Exhibit

         99.1* - Letter of Intent, dated June 22, 1998, by and between The UniMark Group, Inc. and Mexico Strategic Investment Fund, Ltd.

         99.2* - Press Release, dated June 23, 1998, announcing that the Company has reached a binding agreement pursuant to which Mexico Strategic Investment Fund, Ltd. or an affiliate (the "Fund") will purchase 3,305,500 shares of Common Stock of the Company, at a purchase price of $4.5375 per share for an aggregate purchase price of $14,998,706.

         99.3 - Purchase Agreement, dated July 17, 1998, by and between The UniMark Group, Inc., a Texas corporation, and M & M Nominee, L.L.C., a Delaware limited liability corporation (In accordance with Item 601(b)(2) of Regulation S-K, the schedules to the Purchase Agreement have been excluded; such schedules will be furnished supplementally upon request by the Securities and Exchange Commission)

         99.4 - First Stock Option Agreement, dated July 17, 1998, by and between M & M Nominee, L.L.C., a Delaware limited liability corporation and The UniMark Group, Inc., a Texas corporation

         99.5 - Second Stock Option Agreement, dated July 17, 1998, by and between M & M Nominee, L.L.C., a Delaware limited liability corporation and The UniMark Group, Inc., a Texas corporation

         99.6 - Registration Rights Agreement, dated July 17, 1998, by and between The UniMark Group, Inc., a Texas corporation, and M & M Nominee, L.L.C., a Delaware limited liability corporation

         99.7 - Shareholders Agreement, dated July 17, 1998, by and between M & M Nominee, L.L.C., a Delaware limited liability corporation, Rafael Vaquero Bazan and Fernando Camacho Casas

         99.8 - Press Release, dated July 20, 1998, announcing that the Company had sold 3,305,500 newly issued shares of Common Stock at a purchase price of $4.5375 per share, for an aggregate purchase price of $14,998,706 to M & M Nominee L.L.C., an affiliate of the Mexico Strategic Investment Fund, Ltd.

* Incorporated by reference to the Registrant's Current Report on Form 8-K, dated June 24, 1998.